RETIREMENT INCOME FUND Retail Class Shares (ADRIX) Institutional Class Shares (ADRNX)	BALANCED FUND Retail Class Shares (ADBAX) Institutional Class Shares (ADBNX)
EQUITY GROWTH FUND Retail Class Shares (ADEGX) Institutional Class Shares (ADENX)	CORE EQUITY FUND Retail Class Shares (ADCEX) Institutional Class Shares (ADCNX)

(each a series of Advance Capital I, Inc.)

Supplement dated December 5, 2016 to

the Prospectus and Statement of Additional Information dated April 30, 2016

On or about August 8, 2016, you were notified that the Board of Directors of Advance Capital I, Inc. had concluded that it is in the best interests of each of the Retirement Income Fund, Balanced Fund, Equity Growth Fund, and Core Equity Fund (each a “Fund”, together the “Funds”) and each Fund’s shareholders that the Fund cease operations.  At that time, you were informed that each Fund would close, and all outstanding shares would be redeemed, on or before March 31, 2017.  We committed to notifying you in writing when the Funds intend to move to cash or cash equivalents, or if the redemption date changed.

The Board has determined to accelerate the closing of the Funds to December 22, 2016 (the “Redemption Date”). Effective December 5, 2016, each Fund will no longer pursue its stated investment objective.  Each Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Funds are otherwise not available for purchase.

Prior to the Redemption Date, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus.  Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Funds at 1-800-345-4783.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated April 30, 2016, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated April 30, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-800-345-4783.